LLEX:NYSE American LILIS ENERGY ANNOUNCES SIGNIFICANT BALANCE SHEET RECAPITALIZATION SIGNIFICANTLY REDUCES LEVERAGE AND IMPROVES LIQUIDITY POSITION INCREASES BORROWING BASE TO $125MM REDUCES FULLY DILUTED SHARE COUNT BY APPROXIMATELY 12MM Management to Review Financial Results, Provide an Operations Update and 2019 Outlook and Guidance on Conference Call Webcast at 11:00 a.m. ET on Friday, March 8, 2019 HOUSTON, TEXAS – March xx, 2019 – Lilis Energy, Inc. (NYSE American: LLEX), an exploration and development company operating in the Permian Basin of West Texas and Southeastern New Mexico, announced that the Company has entered into definitive agreements for a transformational recapitalization of its balance sheet. In the transaction, which is expected to close later today, the Company will exchange its outstanding Second Lien Term Loan for a combination of preferred and common stock. Concurrent with the exchange and the regularly scheduled spring redetermination, Lilis increased the borrowing base under its revolving credit facility to $125MM. The Company has provided a presentation detailing the transaction on its website. Ronald D. Ormand, Chairman and Chief Executive Officer, commented, “This transformative transaction, extinguishing the remainder of our Second Lien Term Loan, significantly reduces our leverage profile, simplifies our capital structure, and, in conjunction with our borrowing base increase, improves the liquidity of the Company. The transaction also removes all conversion features associated with the Second Lien, the Series C and Series D preferred stock and reduces the fully diluted share count by approximately 12MM shares. This transaction importantly removes any concerns over leverage and near-term debt maturities and allows both investors and the Company to focus on the continued, efficient development of our high-quality assets. The Company will have greater operational and financial flexibility to allow us to manage our return on capital and better match our capex program with cash flows and commodity prices. As a result, we will continue to move towards cash flow neutrality in the second half of 2019.” Transaction Highlights: Significantly Reduces Leverage and Common Stock Dilution • The exchange of Second Lien Term Loan for preferred and common stock dramatically reduces leverage • Leverage reduced to ~2x – proforma 2019 • Decreases fully diluted share count by approximately 12MM shares

Substantially Improves Liquidity and Cash Flow • Increases borrowing base by approximately 16% to $125MM with room for future growth • All preferred securities have PIK options, eliminating any near-term cash service • Cash-flow neutral development program for 2019 should enhance liquidity and maintain lower leverage ratios Eliminates 2021 Maturity and Impact of Future Conversions • Transaction eliminates the 2021 Second Lien maturity and extends RBL maturity to 2023 • No scheduled principal repayments required until 2023 • Eliminates conversion features associated with Second Lien, Series C and Series D preferred stock and reduces Series C redemption premium • Simplifies the capital structure Transaction Summary Second Lien claim balance of approximately $133.6MM exchanged for: • $60.0MM Series E Convertible Perpetual Preferred Stock ─ 8.25% PIK interest; toggles to cash pay or increased PIK rate (9.25%) in 2021 at the option of the Company ─ $2.50/share Conversion Price ─ Optional redemption . Ability to redeem when common stock trades at or above 150% of conversion price ($3.75) . Optional redemption premium: Yr1 - 10%, Yr2 – 5%, 0% thereafter . No redemption premium for a redemption in connection with a Change of Control • $55.0MM Series F Non-Convertible Perpetual Preferred Stock ─ 9.0% PIK interest; toggles to cash pay or increased PIK rate (10.00%) in 2021 at the option of the Company ─ Optional redemption premium of 15% at anytime • Approximately $18.6MM balance paid in common stock at closing (approximately 9.9MM shares) Extinguishment of Series C and D preferred conversion features and voting rights: • Extinguishment of all conversion features linked to Second Lien, Series C, and Series D preferred stock offset by issuance of new common shares and Series E dilutives ─ Fully diluted share count decreases by 9%, approximately 12MM • 7.75MM new common shares issued in exchange for the extinguishment of convertible features (and associated voting rights) of the existing Series C and D Preferred Stock • Series C redemption premium capped at 25%, resulting in potential savings up to $8MM

Increased Borrowing Base to $125MM: • Concurrent with the exchange and the regularly scheduled spring redetermination, Lilis increased its borrowing base to $125MM The credit facility is led by BMO Capital Markets Corp. and SunTrust Robinson Humphrey, Inc. as Joint Lead Arrangers; BMO Harris Bank, N.A. as Administrative Agent; SunTrust Bank as Syndication Agent; Capital One, N.A. as Documentation Agent, and Credit Suisse AG Conference Call: Management will host a conference call on Friday, March 8, 2019 at 11:00 AM Eastern Time to review financial results and provide an update on corporate developments. Following management’s formal remarks, there will be a question and answer session. Participants are asked to preregister for the call through the following link: http://dpregister.com/10129253. Please note that registered participants will receive their dial in number upon registration and will dial directly into the call without delay. Those without internet access or who are unable to pre-register may dial in by calling: 1-866-777-2509 (domestic), 1-412-317-5413 (international). All callers should dial in approximately 10 minutes prior to the scheduled start time and ask to be joined into the Lilis Energy Inc. call. The conference call will also be available through a live webcast, which can be accessed via the following link: https://services.choruscall.com/links/llex190308.html, which is also available through the company’s website at: http://investors.lilisenergy.com/events-presentations. A webcast replay of the call will be available approximately one hour after the end of the call through June 8, 2019. The replay can be accessed through the above links. About Lilis Energy, Inc. Lilis Energy, Inc. is a Houston-based independent oil and gas exploration and production company that operates in the Permian’s Delaware Basin, considered amongst the leading resource plays in North America. Lilis’ current total net acreage in the Permian Basin is over 20,000 acres. Lilis Energy's near-term focus is to grow current reserves and production and pursue strategic acquisitions in its core areas. For more information, please visit www.lilisenergy.com. Forward-Looking Statements: This press release contains forward-looking statements within the meaning of the federal securities laws. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These risks include, but are not limited to, our ability to replicate the results described in this release for future wells; the ability to finance our continued exploration, drilling operations and working capital needs; all the other uncertainties, costs and risks involved in exploration and development activities; and the other risks identified in the Company’s Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this press release are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Forward-looking statements regarding expected production levels are based upon our estimates of the successful completion of drilled wells on schedule. Actual sales production rates from our wells can vary considerably from tested initial production (IP) rates and are subject to natural decline rates over the life of the well. Contact: Wobbe Ploegsma V.P. Capital Markets & Investor Relations 210-999-5400, ext. 31